UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

_____________________________________

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

Oxford Lane Capital Corp.

(Name of Registrant as Specified in Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

OXFORD LANE CAPITAL CORP.
8 Sound Shore Drive, Suite 255
Greenwich, Connecticut 06830

September 4, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting (the “Annual Meeting”) of Stockholders of Oxford Lane Capital Corp. (the “Company”) to be held on October 24, 2025 at 8:30 a.m., Eastern Time, in the second floor conference room of the Company’s corporate headquarters, located at 8 Sound Shore Drive, Greenwich, Connecticut 06830. Stockholders of record of the Company at the close of business on August 27, 2025 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Details of the business to be conducted at the Annual Meeting are provided in the accompanying Notice of Annual Meeting and the 2025 Proxy Statement.

It is very important that your shares be represented at the Annual Meeting. Whether or not you plan to attend, we hope you will vote as soon as possible. If you are unable to participate at the Annual Meeting, we urge you to follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy on the Internet. We encourage you to vote via the Internet, as it saves us significant time and processing costs. However, on the Notice of Internet Availability of Proxy Materials, you will also find instructions on how to request a hard copy of the proxy statement and proxy card free of charge, and you may vote your proxy by returning your proxy card to us after you request the hard copy materials. Returning the proxy or voting by Internet or telephone does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.

We reserve the right to reconsider the date, time, and/or means of convening the Annual Meeting, including holding the Annual Meeting by means of remote communications. If we take this step, we will announce the decision to do so in advance, and details on how to participate in the Annual Meeting will be issued by press release and filed with the Securities and Exchange Commission (the “SEC”) as additional proxy material. We urge you to retain your control or proxy voting number after you vote in case changes are made to the Annual Meeting format and such information is again required.

We look forward to seeing you at the Annual Meeting. Your vote and participation, no matter how many or how few shares you own, are very important to us.

Sincerely yours,
Jonathan H. Cohen
Chief Executive Officer

OXFORD LANE CAPITAL CORP.
8 Sound Shore Drive, Suite 255
Greenwich, Connecticut 06830
(203) 983-5275

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON October 24, 2025

To the Stockholders of Oxford Lane Capital Corp.:

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Oxford Lane Capital Corp. (the “Company,” “OXLC,” “Oxford Lane Capital,” “we,” “us” or “our”) will be held in the second floor conference room of the Company’s corporate headquarters, located at 8 Sound Shore Drive, Greenwich, Connecticut 06830 on October 24, 2025, at 8:30 a.m., Eastern Time, for the following purposes:

1.      To elect two directors of the Company, as outlined below:

(a)     One director, Mr. Jonathan H. Cohen, to be elected by the holders of the Company’s outstanding common stock, par value $0.01 per share (“Common Stock”), and outstanding preferred stock, par value $0.01 per share (“Preferred Stock”), voting together as a single class, with such director to serve for a term of three years, or until his successor is duly elected and qualified; and

(b)    One director, Mr. Mark J. Ashenfelter, to be elected by the holders of the Company’s outstanding Preferred Stock, voting as a single class, with such director to serve for a term of three years, or until his successor is duly elected and qualified.

2.      To transact such other business as may properly come before the Annual Meeting.

THE COMPANY’S BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE COMPANY’S DIRECTOR NOMINEES DESCRIBED IN THE PROXY STATEMENT.

Information about the director nominees is provided in the proxy statement.

The following information applicable to the Annual Meeting may be found in the proxy statement and accompanying proxy card:

•        the date, time and location of the meeting;

•        a list of the matters intended to be acted on and our recommendations regarding those matters;

•        any control/identification numbers that you need to access your proxy card; and

•        information about attending the meeting and voting in person.

You have the right to receive notice of, and to vote at, the Annual Meeting if you were a stockholder of record at the close of business on August 27, 2025. We are furnishing the proxy statement and proxy card to our stockholders on the Internet, available at https://www.proxy-direct.com/oxf-34710, rather than mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy statement and proxy card unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the Proxy Statement, and vote your proxy, on the Internet. You may request hard copy proxy materials at no charge to you by following the instructions provided in the Notice of Internet Availability of Proxy Materials.

Whether or not you expect to be present in person at the Annual Meeting, and whatever the number of shares you own, you are requested to vote in accordance with the voting instructions in the Notice of Internet Availability of Proxy Materials, or by requesting hard copy proxy materials from us and returning a proxy card so that you may be represented at the Annual Meeting. Please note, however, that if you wish to vote in person at the Annual Meeting and your shares are held of record by a broker, bank, trustee, or nominee, you must obtain a “legal” proxy issued in your name from that record holder. In the event there are not sufficient votes for a quorum or to approve any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Company.

We reserve the right to reconsider the date, time, and/or means of convening the Annual Meeting, including holding the Annual Meeting by means of remote communications. If we take this step, we will announce the decision to do so in advance, and details on how to participate in the meeting will be issued by press release and filed with the SEC as additional proxy material. We urge you to retain your control or proxy voting number after you vote in case changes are made to the meeting format and such information is again required.

We are not aware of any other business, or any other nominees for election as director, that may properly be brought before the Annual Meeting. Thank you for your continued support of the Company.

By Order of the Board of Directors,
Bruce L. Rubin
Corporate Secretary

Greenwich, Connecticut
September 4, 2025

This is a very important meeting. To ensure proper representation at the Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy via the Internet or request, complete, sign, date and return a proxy card. Even if you vote your shares prior to the Annual Meeting, if you are a record holder of shares, or a beneficial holder who obtains “legal” proxy from your broker, bank, trustee, or nominee, you still may attend the Annual Meeting and vote your shares in person.

OXFORD LANE CAPITAL CORP.
8 Sound Shore Drive, Suite 255
Greenwich, Connecticut 06830
(203) 983-5275

PROXY STATEMENT 2025 Annual Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Oxford Lane Capital Corp. (the “Company,” “Oxford Lane Capital,” “OXLC,” “we,” “us” or “our”) for use at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on October 24, 2025 at 8:30 a.m., Eastern Time, in the second floor conference room of the Company’s corporate headquarters, located at 8 Sound Shore Drive, Greenwich, Connecticut 06830, and at any postponements or adjournments thereof. This Proxy Statement, the Notice of 2025 Annual Meeting of Stockholders and the Annual Report of the Company for the fiscal year ended March 31, 2025 are being provided to the stockholders of record of the Company via the Internet at https://www.proxy-direct.com/oxf-34710 on or about September 4, 2025. In addition, a Notice of Internet Availability of Proxy Materials is being sent to stockholders of record of the Company on or about September 4, 2025.

Purpose of Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.      To elect two directors of the Company, as outlined below:

(a)     One director, Mr. Jonathan H. Cohen, to be elected by the holders of the Company’s outstanding common stock, par value $0.01 per share (“Common Stock”), and outstanding preferred stock, par value $0.01 per share (“Preferred Stock”), voting together as a single class, with such director to serve for a term of three years, or until his successor is duly elected and qualified; and

(b)    One director, Mr. Mark J. Ashenfelter, to be elected by the holders of the Company’s outstanding Preferred Stock, voting as a single class, with such director to serve for a term of three years, or until his successor is duly elected and qualified.

2.      To transact such other business as may properly come before the Annual Meeting.

THE COMPANY’S BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE COMPANY’S DIRECTOR NOMINEES DESCRIBED IN THIS PROXY STATEMENT.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by mail, and the Company receives them in time for the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specified. If you are a “stockholder of record” (i.e., you hold shares directly in your name at the close of business on the “Record Date,” as that term is defined below), and you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the director nominees.

If you are a stockholder of record, you may revoke a proxy at any time before it is exercised by: (i) submitting a later-dated proxy that we receive no later than the conclusion of voting at the Annual Meeting; or (ii) voting in person at the Annual Meeting. If you hold shares of the Company’s common stock through a broker, bank, trustee, or nominee (“Broker Shares”), you must follow the instructions you receive from them in order to revoke your voting instructions. Attending the Annual Meeting does not revoke your proxy unless you also vote in person at the Annual Meeting. Stockholders have no dissenters’ or appraisal rights in connection with any of the proposals described herein.

Annual Meeting Information

Date and Location

We will hold the Annual Meeting in the second floor conference room of the Company’s corporate headquarters, located at 8 Sound Shore Drive, Greenwich, Connecticut 06830, on October 24, 2025 at 8:30 a.m., Eastern Time.

We reserve the right to reconsider the date, time, and/or means of convening the Annual Meeting, including holding the Annual Meeting by means of remote communications. If we take this step, we will announce the decision to do so in advance, and details on how to participate in the Annual Meeting will be issued by press release and filed with the U.S. Securities and Exchange Commission (the “SEC”) as additional proxy material. We urge you to retain your control or proxy voting number after you vote in case changes are made to the Annual Meeting format and such information is again required.

Attendance

You must present valid photo identification, such as a driver’s license or passport, for admittance. If you are not a stockholder of record of the Company but hold shares as a beneficial owner in street name, in order to attend the Annual Meeting you must also provide proof of beneficial ownership, such as your most recent account statement prior to the Record Date (as defined below), a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership of shares of the Company.

Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis. If you do not comply with the procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the Annual Meeting.

Voting Securities

You may vote your shares, in person or by proxy, at the Annual Meeting only if you were a stockholder of record of the Company’s outstanding Common Stock or Preferred Stock at the close of business on August 27, 2025 (the “Record Date”). On the Record Date, there were 482,902,319 shares of the Company’s Common Stock outstanding and entitled to vote and there were 8,761,706 shares of the Company’s Preferred Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote and each share of Preferred Stock is entitled to one vote.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The Company’s bylaws provide that the presence at the Annual Meeting, in person or by proxy, of the holders of shares of the Company’s outstanding Common Stock and Preferred Stock, without regard to class, entitled to cast a majority of the votes entitled to be cast with respect thereto as of the Record Date will constitute a quorum, except with respect to any such matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum. Abstentions will be treated as shares present for quorum purposes.

Broker Shares for which the nominee has not received voting instructions from the beneficial owner of such shares and does not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes. Since brokers or nominees will not have discretionary authority to vote shares with respect to the director nominees in the absence of voting instructions from stockholders, we expect that there will be no Broker Non-Votes.

If a quorum is not present at the Annual Meeting, the Board of Directors may postpone, or the stockholders who are represented may adjourn, the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

Election of Directors.    In an uncontested election, a plurality of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. In a contested election, a majority of all votes entitled to be cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Mr. Jonathan H. Cohen must be elected by a plurality of votes cast at the Annual Meeting by holders of our outstanding Common Stock and Preferred Stock, voting together as a single class. Mr. Mark J. Ashenfelter must be elected by a plurality of votes cast at the Annual Meeting solely by holders of our outstanding Preferred Stock, voting as a single class. If you vote “Withhold” with respect to a nominee, your shares will not be voted with respect to such nominee. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Since brokers or nominees will not have discretionary authority to vote shares in the absence of voting instructions from stockholders, we expect that there will be no Broker Non-Votes on this proposal.

Additional Solicitation.    If there are not enough votes to approve the election of the nominees for directors at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against the election of a nominee for director, to permit the further solicitation of proxies.

Voting Your Shares

If you are the record holder of your shares, you may vote by submitting your proxy by telephone, over the Internet, by mail, or in person at the Annual Meeting.

•        You may vote your shares by telephone or over the Internet by following the instructions set forth on the Notice of Internet Availability of Proxy Materials. We encourage you to vote via the Internet, as it saves us significant time and processing costs.

•        If you request hard copies of the proxy statement and proxy card, you may vote by mail by completing, dating and signing the proxy card and promptly mailing it in the enclosed postage-paid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The shares you own will be voted according to the instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends that you vote FOR the director nominees.

•        If you attend the Annual Meeting and are a registered stockholder, you may vote by completing a ballot available at the Annual Meeting, or, if you requested a hard copy of the proxy card, by delivering your completed proxy card in person at the Annual Meeting. If you hold your shares through a bank or broker, you must obtain a legal proxy from your bank or broker in order to vote at the Annual Meeting.

Changing Your Vote; Revocation of Proxy

Voting by telephone, over the Internet or execution of a proxy will not affect a stockholder’s right to attend the Annual Meeting and vote in person. A proxy may be revoked before it is used to cast a vote. Attendance at the Annual Meeting does not by itself revoke a previously submitted proxy. To revoke a proxy, a stockholder must:

•        file with our corporate secretary, at or before the taking of the vote, a written notice of revocation bearing a later date than the proxy;

•        duly execute a later dated proxy relating to the same shares and deliver it to our corporate secretary before the taking of the vote; or

•        vote in person at the Annual Meeting.

Any written notice of revocation or subsequent proxy should be sent to us at the following address: Oxford Lane Capital Corp., c/o Bruce L. Rubin, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830. The shares represented by all properly executed proxies received in time for the Annual Meeting will be voted as specified in those proxies.

Information Regarding This Solicitation

Our Board of Directors is making this proxy solicitation and the Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the Notice of Internet Availability of Proxy Materials, and proxy card. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, officers or employees of the Company and/or officers or employees of Oxford Lane Management, LLC (“Oxford Lane Management”), the Company’s investment adviser. Oxford Lane Management and Oxford Funds, LLC (“Oxford Funds”), the Company’s administrator, are both located at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830. No additional compensation will be paid to directors, officers or regular employees of the Company, Oxford Lane Management or Oxford Funds for such services.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of Common Stock and Preferred Stock of the Company by each current director, the director nominees, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our Common Stock or Preferred Stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of Common Stock or Preferred Stock is based upon Schedule 13G or 13D filings, or amendments thereto, by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our corporate headquarters are located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)		Percentage of Class of Common Stock(2)	Number of Shares of Preferred Stock Beneficially Owned(1)	Percentage of Class of Preferred Stock(2)
Interested Directors
Jonathan H. Cohen	7,824,728		1.62%	—	—
Saul B. Rosenthal	7,789,887	(3)	1.61%	—	—
Independent Directors
Mark J. Ashenfelter	30,000		*	—	—
John Reardon	6,000		*	—	—
David S. Shin	5,728		*	—	—
Executive Officers
Bruce L. Rubin	3,978		*	—	—
Gerald Cummins	—		—	—	—
Executive Officers and Directors as a Group	15,660,321		3.24%	—	—
Eagle Point Credit Management LLC and affiliates(4)	—		—	1,905,838	21.75%
Karpus Management, Inc.(5)	—		—	873,033	9.96%

____________

*        Represents less than one percent.

(1)      Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Assumes no other purchases or sales of our Common Stock and Preferred Stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock and preferred stock listed in this table.

(2)      Based on a total of 482,902,319 shares of our Common Stock and a total of 8,761,706 shares of our Preferred Stock issued and outstanding on the Record Date.

(3)      Mr. Rosenthal is the grantor and trustee of the Rosenthal 2012 Family Trust, which owns 2,315,000 shares of the reported securities.

(4)      Based on information obtained in the Schedule 13D filed jointly on August 15, 2025 by Eagle Point Credit Management LLC, and Thomas Philip Majewski. Includes 1,900,338 shares held by Eagle Point Credit Management LLC and 5,500 shares held by Thomas Philip Majewski. The principal business address of Eagle Point Credit Management LLC and Thomas Philip Majewski is 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

(5)      Based on information obtained in the Schedule 13Gs filed on August 14, 2025, by Karpus Management, Inc. The address of Karpus Maagement, Inc. is 183 Sully’s Trail, Pittsford, New York 14534.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Jonathan H. Cohen	Over $100,000
Saul B. Rosenthal	Over $100,000
Independent Directors
Mark J. Ashenfelter	Over $100,000
John Reardon	$10,001 – $50,000
David S. Shin	$10,001 – $50,000

____________

(1)      Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.

(2)      The dollar range of equity securities beneficially owned in us is based on the closing price for our Common Stock of $3.66 on the Record Date on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act. None of our independent directors beneficially owns any shares of our Preferred Stock.

PROPOSAL I: ELECTION OF DIRECTORS

The Company’s board of directors is set at five members unless otherwise designated by the Board of Directors. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.

Proposal 1(a)

Mr. Jonathan H. Cohen has been nominated for election for a three-year term expiring in 2028. Mr. Cohen is to be elected by the holders of our outstanding Common Stock and Preferred Stock, voting together as a single class.

Proposal 1(b)

Mr. Mark. J. Ashenfelter has been nominated for election for a three-year term expiring in 2028. Mr. Ashenfelter is to be elected by the holders of our outstanding Preferred Stock, voting as a single class.

Neither of Messrs. Cohen or Ashenfelter is being proposed for election pursuant to any agreement or understanding between either Mr. Cohen or Mr. Ashenfelter and the Company or any other person or entity.

A stockholder of record can vote for or withhold his, her or its vote from either nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the nominees named below. If the nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board of Directors as a replacement. Please note that only holders of our outstanding Preferred Stock may vote in the election of the director nominee Mark J. Ashenfelter. The Board of Directors has no reason to believe that the persons named above will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

As described below under “Nominating and Corporate Governance Procedures,” the independent directors of the Board of Directors have identified certain desired talents and experience for the directors. Each of our directors and the director nominee have demonstrated high character and integrity; the knowledge, skills and experience necessary to be able to offer advice and guidance to our management in light of prevailing business conditions; familiarity with national and international business matters; experience with accounting rules and practices; appreciation of the relationship of our business to the changing needs of society; and the desire to balance the considerable benefit of continuity with the periodic injection of fresh perspective. Each of our directors and the director nominees also have sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board of Directors and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and the director nominees have been selected such that the Board of Directors represents a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to each of the nominees for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

The business address of the nominees and the directors listed below is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Nominees for Director — Term Expiring 2028

Independent Director Nominee

Name and Year First Elected Director	Term Expires	Age	Background Information
Mark J. Ashenfelter (2010)	2025	65

Mr. Ashenfelter presently serves as a Senior Vice President and the General Counsel of Haebler Capital, a private investment company located in Greenwich, Connecticut. Prior to joining Haebler Capital in 1994, Mr. Ashenfelter was an associate at Cravath, Swaine & Moore from 1985 to 1992 and Cadwalader, Wickersham & Taft from 1992 to 1994. Mr. Ashenfelter also serves on the Board of Directors of Oxford Park Income Fund, Inc., a non-traded registered closed-end fund. Mr. Ashenfelter received a B.A., cum laude, from Harvard University, a J.D., magna cum laude, from New York Law School, where he was Managing Editor of the Law Review, and a LL.M. (Taxation) from New York University School of Law. Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, provides our Board of Directors with valuable insight and perspective.

Interested Director Nominee

Mr. Cohen is an “interested person” of the Company as defined in the 1940 Act. Mr. Cohen is an interested person of the Company due to his position as Chief Executive Officer of Oxford Lane Capital and Oxford Lane Management and as the managing member of Oxford Funds.

Name and Year First Elected Director	Term Expires	Age	Background Information
Jonathan H. Cohen (2010)	2025	60

Mr. Cohen has served as Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Cohen has also served as Chief Executive Officer of Oxford Park Income Fund, Inc. and as Chief Executive Officer of Oxford Park Management, LLC, Oxford Park Income Fund, Inc.’s investment adviser (“Oxford Park Management”) since 2023. He has also served as Chief Executive Officer of Oxford Square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company, and Oxford Square Management, LLC, Oxford Square Capital Corp.’s investment adviser (“Oxford Square Management”), and as the managing member of Oxford Funds since 2003. Since 2018, Mr. Cohen has also served as the Chief Executive Officer of Oxford Gate Management, LLC (“Oxford Gate Management”), the investment adviser to Oxford Gate Master Fund, LLC, Oxford Gate, LLC and Oxford Gate (Bermuda), LLC (collectively, the “Oxford Gate Funds”) and Oxford Bridge II, LLC. Oxford Bridge II, LLC and the Oxford Gate Funds are private investment funds. Mr. Cohen is also a member of the Board of Directors of the Company, Oxford Park Income Fund, Inc. and Oxford Square Capital Corp. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Current Directors — Term Expiring 2027

Independent Director

Mr. Shin is not an “interested person” of the Company as defined in the 1940 Act.

Name and Year First Elected Director	Term Expires	Age	Background Information
David S. Shin (2010)	2027	57

Mr. Shin presently is the Head of Capital Markets for Amergin Asset Management, an asset manager specializing in transportation assets. Mr. Shin also serves on the Board of Directors of Oxford Park Income Fund, Inc. From April 2021 to July 2022, Mr. Shin was an external consultant to Apollo Investment Consulting where he was senior advisor to the board of a portfolio company. Prior to this, Mr. Shin served as the Head of Business Development for the Infinity Transportation division of Global Atlantic Financial Group from 2016 to March 2021 and, from January 2016 to November 2016, he was an asset management consultant to Innovatus Capital Partners, the manager of certain assets of Perella Weinberg Partners, a financial services firm. From 2011 to 2016, Mr. Shin was an asset management professional at Perella Weinberg Partners. From 2010 to 2011, Mr. Shin served as a Managing Director at Bentley Associates, an investment banking firm. Prior to joining Bentley Associates, Mr. Shin worked in the Global Real Estate Investment Banking Group at Deutsche Bank Securities from 2005 to 2008, and in the Real Estate & Lodging Group of Citigroup Global Markets from 2004 to 2005. Prior to that, Mr. Shin worked for William Street Advisors, LLC, a boutique financial advisory firm affiliated with Saratoga Management Company, from 2002 to 2004. After receiving his J.D. in 1995, Mr. Shin was a member of the Healthcare Group of Dean Witter Reynolds from 1995 to 1996, and was subsequently a member of the Mergers & Acquisitions Group of Merrill Lynch & Co. from 1996 to 2002. Mr. Shin started his career as a CPA in the Corporate Tax Department of KPMG Peat Marwick’s Financial Institutions Group, where he worked from 1990 to 1992, before attending law school. Mr. Shin received a B.S., magna cum laude, from The Wharton School at the University of Pennsylvania and a J.D. from Columbia Law School. Mr. Shin’s extensive experience in investment banking provides the Board of Directors with valuable insights of an experienced and diligent financial professional, as well as a diverse perspective.

Interested Director

Mr. Rosenthal is an “interested person” of the Company as defined in the 1940 Act. Mr. Rosenthal is an interested person of the Company due to his position as President of Oxford Lane Capital and Oxford Lane Management, Oxford Lane Capital’s investment adviser, and as a member of Oxford Funds, the administrator for Oxford Lane Capital.

Name and Year First Elected Director	Term Expires	Age	Background Information
Saul B. Rosenthal (2010)	2027	56

Mr. Rosenthal has served as President of both Oxford Lane Capital and Oxford Lane Management since 2010. Mr. Rosenthal has also served as President of Oxford Park Income Fund, Inc. and Oxford Park Management since 2023 and as President of Oxford Square Capital Corp. and Oxford Square Management since 2004. Mr. Rosenthal has also served as President of Oxford Gate Management since 2018. Mr. Rosenthal is also a member of the Board of Directors of the Oxford Lane Capital and Oxford Park Income Fund, Inc. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the board of the National Museum of Mathematics. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Current Directors — Term Expiring 2026

Independent Director

Mr. Reardon is not an “interested person” of the Company as defined in the 1940 Act.

Name and Year First Elected Director	Term Expires	Age	Background Information
John Reardon (2010)	2026	58

Mr. Reardon is the President and CEO of Schurz Communications, Inc., a leading broadband and managed cloud services provider. Mr. Reardon also serves on the Board of Directors of Oxford Park Income Fund, Inc. Mr. Reardon also serves as a Board Member and Audit Committee Member for Schurz Communications, Inc. Previously, Mr. Reardon was Of Counsel with Kutak Rock, LLP, where he advised broadband and software companies on corporate and regulatory matters. Mr. Reardon served from 2019 until 2021 as the Director of Business Strategy, Smart Cities, for American Infrastructure Partners, LP, an infrastructure fund based in Foster City, California. Mr. Reardon was previously the Managing Director of Choctaw Telecom, LLC. In addition, Mr. Reardon served as Chief Executive Officer, General Counsel, and a member of the Board of Directors of Mobex Communications, Inc. from 1997 until 2005. Mr. Reardon began his career in telecom law at the boutique Washington, DC firm of Keller and Heckman, LLP. Mr. Reardon received a Bachelor of Arts degree, summa cum laude, from Boston University, and earned his J.D. from Columbia Law School. Mr. Reardon’s extensive experience as a senior corporate executive provides our Board of Directors with the perspective of a knowledgeable corporate leader.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company.

Name	Age	Background Information
Bruce L. Rubin	65

Mr. Rubin has served as our Chief Financial Officer and Corporate Secretary since August 2015, and as Treasurer and Controller since our initial public offering in 2011. Mr. Rubin has also served as Oxford Park Income Fund, Inc.’s Chief Financial Officer, Treasurer, Controller and Corporate Secretary since February 2023. Mr. Rubin has also served as Oxford Square Capital Corp.’s Controller since 2005, Oxford Square Capital Corp.’s Treasurer since 2009, and Oxford Square Capital Corp.’s Chief Financial Officer, Chief Accounting Officer and Corporate Secretary since August 2015. Mr. Rubin also currently serves as the Chief Financial Officer and Secretary of Oxford Lane Management, Oxford Square Management, Oxford Park Management, Oxford Funds and Oxford Gate Management. From 1995 to 2003, Mr. Rubin was the Assistant Treasurer & Director of Financial Planning of the New York Mercantile Exchange, Inc., the largest physical commodities futures exchange in the world and has extensive experience with the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), treasury operations and SEC reporting requirements. From 1989 to 1995, Mr. Rubin was a manager in financial operations for the American Stock Exchange, where he was primarily responsible for budgeting matters. Mr. Rubin began his career in commercial banking as an auditor primarily of the commercial lending and municipal bond dealer areas. Mr. Rubin received his BBA in Accounting from Hofstra University where he also obtained his M.B.A. in Finance.

Gerald Cummins	70

Mr. Cummins has served as our Chief Compliance Officer since June 2015 pursuant to an agreement between the Company and ACA Group, LLC (“ACA Group”) a compliance consulting firm. Mr. Cummins also currently serves as the Chief Compliance Officer of Oxford Lane Management, Oxford Square Capital Corp., Oxford Square Management, Oxford Gate Management, Oxford Park Income Fund, Inc., Oxford Park Management and Oxford Funds. Mr. Cummins has been a director of ACA Group since June 2014 and in that capacity he also serves as the Chief Compliance Officer to three unaffiliated BDCs and two private credit fund managers. Prior to joining ACA Group, Mr. Cummins was a consultant for Barclays Capital Inc. from 2012 to 2013, where he participated in numerous compliance projects on pricing and valuation, compliance assessments, and compliance policy and procedure development. Prior to his consulting work at Barclays, Mr. Cummins was from 2010 to 2011 the Chief Operating Officer and the Chief Compliance Officer for BroadArch Capital and from 2009 to 2011 the Chief Financial Officer and Chief Compliance Officer to its predecessor New Castle Funds, a long-short equity asset manager. Prior to that, Mr. Cummins spent 25 years at Bear Stearns Asset Management (BSAM), where he was a Managing Director and held senior compliance, controllers and operations risk positions. Mr. Cummins graduated with a B.A. in Mathematics from Fordham University.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of Oxford Lane Capital, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to Oxford Lane Capital. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our bylaws, our Board of Directors may designate a Chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the Chairman of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of Oxford Lane Capital and its stockholders at such times.

Presently, Mr. Ashenfelter serves as the Chairman of our Board of Directors. Mr. Ashenfelter is not an “interested person” of Oxford Lane Capital as defined in Section 2(a)(19) of the 1940 Act. We believe that Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, qualifies him to serve as the Chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Ashenfelter’s independence from our investment adviser eliminates any perceived conflicts of interest and ensures that our management team acts in the best interests of our stockholders.

Our corporate governance policies include regular meetings of the independent directors in executive session with (i) representatives of our independent registered public accounting firm, and (ii) independent legal counsel and without the presence of interested directors and management. Our corporate governance policies also include the establishment of Audit and Valuation Committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board’s Role in Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee and the Valuation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The Valuation Committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments. Moreover, the independent directors of our Board of Directors are responsible for selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of our Chief Compliance Officer. The Board of Directors annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of Oxford Lane Capital and its service providers. The Chief Compliance Officer’s annual report addresses at a minimum (i) the operation of the compliance policies and procedures of Oxford Lane Capital and its service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least quarterly.

We believe that our Board of Directors’ role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as an investment company. As a registered closed-end management investment company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 300% immediately after each time we incur indebtedness (or, with respect to senior securities that are stock, 200%, as measured at the time of the issuance of any such senior securities that are stock and calculated as the ratio of our total assets) and we are limited in our ability to invest in any investment in which one of our affiliates is currently invested.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manner in which the Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Certain Relationships and Transactions

Transactions with Related Persons

We have entered into the Investment Advisory Agreement with Oxford Lane Management. Oxford Lane Management is controlled by Oxford Funds, its managing member. Oxford Funds, as the managing member of Oxford Lane Management, manages the business and internal affairs of Oxford Lane Management. In addition, Oxford Funds provides us with office facilities and administrative services pursuant to the Administration Agreement. Jonathan H. Cohen, our Chief Executive Officer, as well as a director, is the managing member of and controls Oxford Funds. Saul B. Rosenthal, our President, is also a member of Oxford Funds.

Messrs. Cohen and Rosenthal also currently serve as Chief Executive Officer and President, respectively, at Oxford Gate Management. Oxford Funds is the managing member of Oxford Gate Management. In addition, Bruce L. Rubin serves as the Chief Financial Officer, and Gerald Cummins serves as the Chief Compliance Officer, of Oxford Gate Management.

In addition, Mr. Cohen currently serves as Chief Executive Officer and Mr. Rosenthal currently serves as President and Chief Operating Officer of Oxford Square Capital Corp. and Oxford Square Management. Oxford Funds is also the managing member of Oxford Square Management. In addition, Bruce L. Rubin serves as the Chief Financial Officer, Treasurer and Corporate Secretary of Oxford Square Capital Corp. and Chief Financial Officer and Treasurer of Oxford Square Management, and Mr. Cummins serves as the Chief Compliance Officer of Oxford Square Capital Corp. and Oxford Square Management.

Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, of Oxford Park Income Fund, Inc. and Oxford Park Management. Oxford Funds provides Oxford Park Income Fund, Inc. with office facilities and administrative services pursuant to an administration agreement and also serves as the managing member of Oxford Park Management. In addition, Bruce L. Rubin serves as the Chief Financial Officer, Treasurer and Corporate Secretary of Oxford Park Income Fund, Inc. and Chief Financial Officer and Treasurer of Oxford Park Management, and Mr. Cummins serves as the Chief Compliance Officer of Oxford Park Income Fund, Inc. and Oxford Park Management.

As a result, certain conflicts of interest may arise with respect to the management of our portfolio by Messrs. Cohen and Rosenthal on the one hand, and the obligations of Messrs. Cohen and Rosenthal to manage Oxford Square Capital Corp., Oxford Park Income Fund, Inc., Oxford Bridge II, LLC and the Oxford Gate Funds, respectively, on the other hand.

Oxford Lane Management, Oxford Square Management, Oxford Park Management and Oxford Gate Management are subject to a written policy with respect to the allocation of investment opportunities among us, Oxford Square Capital Corp., Oxford Park Income Fund, Inc., Oxford Bridge II, LLC and the Oxford Gate Funds in view of the potential conflicts of interest raised by the relationships described above. The allocation policy generally provides that, depending on the amount of the investment opportunity and subject to current and anticipated cash availability, among other factors, investment opportunities that are suitable for more than one entity will be allocated on a pro-rata basis, based on each entity’s order size.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

As a registered closed-end fund, we are limited in our ability to co-invest in privately negotiated transactions with certain funds or entities managed by Oxford Lane Management or its affiliates without an exemptive order from the SEC. On June 14, 2017, the SEC issued an exemptive order (the “Exemptive Order”), which permits us to co-invest in portfolio companies with certain funds or entities managed by Oxford Lane Management or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions of the Exemptive Order. Pursuant to the Exemptive Order, we are permitted to co-invest with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies. The Company and Oxford Lane Management have applied for a new exemptive relief order which, if granted, would supersede the Exemptive Order with respect to negotiated co-investment transactions alongside affiliates of Oxford Lane Management. There can be no assurance that the SEC will grant such exemptive relief.

Review, Approval or Ratification of Transactions with Related Persons

We have also adopted a Code of Business Conduct and Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as every officer, director and employee of Oxford Lane Capital. Our Code of Business Conduct and Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of Oxford Lane Capital. Pursuant to our Code of Business Conduct and Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict. Our Audit Committee is charged with approving any waivers under our Code of Business Conduct and Ethics. As required by the NASDAQ Stock Market corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K of the Exchange Act).

Corporate Governance

Corporate Governance Documents

Our corporate governance documents are available on our website at http://www.oxfordlanecapital.com and are also available to any stockholder who requests them by writing to Oxford Lane Capital Corp., c/o Bruce L. Rubin, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as every officer, director and employee of the Company. Our Code of Business Conduct and Ethics, as well as our Code of Ethics and Insider Trading Policy, adopted in compliance with Rule 17j-1 under the 1940 Act, can be accessed via our website at http://www.oxfordlanecapital.com.

Director Independence

In accordance with rules of the NASDAQ Stock Market, our Board of Directors will annually determine each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he or she has no material relationship with us. We will monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of an investment company shall be considered to be independent if he or she is not an “interested person” of Oxford Lane Capital, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Jonathan H. Cohen and Saul B. Rosenthal, as a result of their respective positions as Chief Executive Officer and President of Oxford Lane Capital and Oxford Lane Management and as the managing member and non-managing member, respectively, of Oxford Funds.

Evaluation

The Company’s directors perform an evaluation and assessment, no less frequently than annually, of the effectiveness of the Board of Directors and its committees.

Communication with the Board of Directors

Stockholders with questions about Oxford Lane Capital are encouraged to contact Oxford Lane Capital Corp.’s Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to Oxford Lane Capital Corp., c/o Saul B. Rosenthal, President, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors, as appropriate.

Insider Trading Policy

The Company’s insider trading policy (the “Insider Trading Policy”) governs the purchase, sale, and/or any other dispositions of its securities by directors, officers, employees and other covered persons and is designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. To the extent the Company engages in transactions in its securities, it will do so in accordance with applicable laws.

Hedging Transactions

Our Code of Ethics and Insider Trading Policy prohibits any Covered Person from engaging in transactions involving options, puts, calls, zero-cost collars, forward sale contracts or other derivative securities, with respect to our securities, on an exchange or in any other organized market, other than covered call writing. A “Covered Person” means any our directors, officers or employees (including a temporary employee), or of any of our affiliates or subsidiaries, including our investment adviser, our administrator and any other persons designated by our Chief Compliance Officer.

Control Shares

The Company has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of the Company reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. Our bylaws provide that a stockholder who obtains voting rights of shares of common stock in a control share acquisition shall have no voting rights with respect to such shares to the extent provided in such provisions of the MCSAA. Such authorization shall require the affirmative vote of the holders of two-thirds of the shares of the Company entitled to be cast on the matter, excluding interested shares. Our bylaws also provide that the provisions of the MCSAA shall not apply to the voting rights of (A) the holders of any shares of preferred stock of such Company (but only with respect to such preferred stock) and (B) any person acquiring shares of stock of the Company in a control share acquisition if, prior to the acquisition, the person obtains approval of the Board exempting the acquisition from the MCSAA specifically, generally or generally by types, which exemption may include the person and the person’s affiliates or associates or other persons.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee and a Valuation Committee. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders. The Board of Directors met on five occasions during the fiscal year ended March 31, 2025. All directors attended at least 75% of the aggregate number of meetings of our Board of Directors and of the respective committees on which they served.

Audit Committee

The Audit Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at http://www.oxfordlanecapital.com. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include recommending the selection of our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings, and receiving the audit reports covering our financial statements. The Audit Committee is presently composed of three persons: Messrs. Shin, Ashenfelter and Reardon, all of whom are considered independent under the rules promulgated by the NASDAQ Stock Market. Our Board of Directors has determined that Mr. Shin is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. Mr. Shin meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of Oxford Lane Capital as defined in Section 2(a)(19) of the 1940 Act. Mr. Shin currently serves as Chairman of the Audit Committee. The Audit Committee met on four occasions during the fiscal year ended March 31, 2025.

Valuation Committee

The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of investments. Our portfolio investments will generally not be publicly traded securities. As a result, there will not be a readily determinable market value for these securities. Thus, as required by the 1940 Act for such securities, we will value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Valuation Committee.

Our Board of Directors will determine the value of our investment portfolio (including each of our collateralized loan obligation assets) each quarter, after consideration of our Valuation Committee’s recommendation of fair value. Oxford Lane Management will compile relevant information, including a financial summary, covenant compliance review and recent trading activity in the security, if known. All available information, including non-binding indicative bids which may not be considered reliable, will be presented to the Valuation Committee to consider in making its recommendation of fair value to the Board of Directors. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in making its recommendation of fair value to the Board of Directors. We may elect to engage third-party valuation firms to provide assistance to our Valuation Committee and Board of Directors in valuing certain of our investments, including, but not limited to, when requested by the Board of Directors or Oxford Lane Management. If a third-party valuation firm is engaged by the Company, it will provide the Board of Directors with a written report with respect to each investment it has reviewed. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of fair value.

The Valuation Committee is presently composed of Messrs. Ashenfelter, Shin and Reardon. Mr. Ashenfelter currently serves as Chairman of the Valuation Committee. The Valuation Committee met on four occasions during the fiscal year ended March 31, 2025.

Compensation Committee

We do not have a compensation committee and we do not engage any compensation consultants because our executive officers do not receive any direct compensation from the Company.

Nominating and Corporate Governance Procedures

We do not have a Nominating and Corporate Governance Committee because a majority of the independent directors of the Board of Directors, in accordance with the NASDAQ Global Select Market listing standards, recommends candidates for election as directors. We do not currently have a charter or written policy with regard to the nomination process or stockholder recommendations. The absence of such a policy does not mean, however, that a stockholder recommendation would not be considered if one is received.

Our independent directors will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our Common Stock and Preferred Stock owned, if any; and a written consent of the individual to stand for election if nominated by our Board of Directors and to serve if elected by our stockholders.

In evaluating director nominees, our independent directors consider the following factors:

•        the appropriate size and composition of our Board of Directors;

•        whether or not the person is an “interested person” of Oxford Lane Capital as defined in Section 2(a)(19) of the 1940 Act;

•        the needs of Oxford Lane Capital with respect to the particular talents and experience of its directors;

•        the knowledge, skills and experience of nominees in light of the Company’s business and strategic direction and the knowledge, skills and experience already possessed by other members of the Board of Directors;

•        high character and integrity;

•        familiarity with national and international business matters;

•        experience with accounting rules and practices;

•        appreciation of the relationship of our business to the changing needs of society;

•        the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•        all applicable laws, rules, regulations, and listing standards.

The Board of Directors’ goal is to assemble a Board of Directors that brings to Oxford Lane Capital a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although our independent directors may also consider such other factors as they may deem to be in the best interests of Oxford Lane Capital and its stockholders. The Board of Directors also believes it appropriate for certain key members of our management to participate as members of the Board of Directors.

The independent members of the Board of Directors identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the independent members of the Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, the Board of Directors has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although it reserves the right to retain a third party search firm in the future, if necessary.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended March 31, 2025.

Name	Fees Earned(1)	All Other Compensation(2)	Aggregate Compensation from Fund Complex(3)
Interested Directors
Jonathan H. Cohen	—	—	—
Saul B. Rosenthal	—	—	—
Independent Directors
Mark J. Ashenfelter	$118,000	—	$123,000
John Reardon	$118,000	—	$123,000
David S. Shin	$128,000	—	$133,000

____________

(1)      For a discussion of the independent directors’ compensation, see below.

(2)      We do not maintain a stock option plan, non-equity incentive plan or pension plan for our directors.

(3)      “Fund Complex” includes Oxford Park Income Fund, Inc.

Independent directors receive an annual fee of $90,000, as well as $4,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $10,000. No compensation is paid to directors who are “interested persons” of Oxford Lane Capital, as that term is defined in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

We do not have a compensation committee because our executive officers do not receive any direct compensation from Oxford Lane Capital. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President, through their ownership interest in Oxford Funds, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of our portfolio.

The compensation of our Chief Financial Officer, Controller, and other administrative support personnel, is paid by our administrator, Oxford Funds, subject to reimbursement by us of an allocable portion of such compensation for services rendered by our Chief Financial Officer, Controller, and other administrative support personnel, to Oxford Lane Capital. The allocable portion of such compensation that is reimbursed to Oxford Funds by us is based on an estimate of the time spent by our Chief Financial Officer, Controller, and other administrative support personnel in performing their respective duties for us in accordance with the Administration Agreement. For the fiscal year ended March 31, 2025, we accrued approximately $1,327,567 for the allocable portion of compensation expenses incurred by Oxford Funds on our behalf for our Chief Financial Officer, Controller, and other administrative support personnel, pursuant to our Administration Agreement with Oxford Funds. Mr. Cummins is a Director of ACA Group and performs his functions as our Chief Compliance Officer under the terms of an agreement between us and ACA Group. For the fiscal year ended March 31, 2025, we expensed approximately $120,000 for the fees paid to ACA Group.

Timing of Grants of Options

The Company did not grant awards of stock options, stock appreciation rights or similar option-like instruments during the fiscal year ended March 31, 2025. Accordingly, we have nothing to report under Item 402(x) of Regulation S-K.

Reverse Stock Split

On July 22, 2025, the Company’s Board of Directors approved a 1-for-5 reverse stock split of the Company’s issued and outstanding shares of Common Stock (the “Reverse Split”). The Reverse Split is expected to be effective as of September 5, 2025, with trading to begin on a split-adjusted basis at market open on the following business day, September 8, 2025. As a result of the Reverse Split, every five shares of Common Stock will be automatically combined into one issued and outstanding share of Common Stock, without any change in the par value per share. There is no guarantee that the Reverse Split will be effective on September 5, 2025 or at all.

Legal Proceedings

None of us, our investment adviser or administrator, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our investment adviser or administrator. From time to time, we, our investment adviser or administrator, may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted, we do not expect that these proceedings will have a material effect upon our financial statements.

Board Consideration of the Investment Advisory Agreement

At a meeting of our Board of Directors held on July 22, 2025, our Board of Directors unanimously voted to approve the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the Board of Directors reviewed a significant amount of information and considered and concluded, among other things:

•        The nature, quality and extent of the advisory and other services to be provided to us by Oxford Lane Management, including with respect to the investment criteria and parameters used by Oxford Lane Management in identifying potential investment opportunities and Oxford Lane Management’s processes currently in place to monitor, manage and mitigate the risk and volatility associated with the Company’s portfolio, and the qualifications and abilities of the professional personnel of Oxford Lane Management and the compensation structure for such personnel, and concluded Oxford Lane Management has and is expected to continue to provide a high level of quality services to the Company and its stockholders;

•        The investment performance of the Company and Oxford Lane Management including a comparison to the performance of the Company’s peer group, and concluded that the Company’s performance is satisfactory;

•        Comparative data with respect to advisory fees or similar expenses paid by other closed-end management investment companies with similar investment objectives and the Company’s historical and projected operating expenses and expense ratio compared to closed-end management investment companies with similar investment objectives, and concluded that the total advisory fees paid by the Company to Oxford Lane Management were not unreasonable;

•        The direct and indirect costs that might be incurred by Oxford Lane Management and its affiliates in performing services for the Company and the basis of determining and allocating these costs, and concluded the direct and indirect costs are not unreasonable;

•        The possible economies of scale arising from the Company’s size and/or anticipated growth, and concluded that the advisory fees are reasonable in light of any economies of scale;

•        The experience and qualifications of the personnel performing services under the Investment Advisory Agreement, and concluded that the services to be performed and the personnel performing such services were satisfactory;

•        Profitability and other possible benefits to the Adviser and its affiliates arising from their relationships with the Company, and concluded that Oxford Lane Management’s and its affiliates profitability and other benefits were not excessive with respect to the Company; and

•        The possibility of obtaining similar services from other third-party service providers or through an internally managed structure and concluded that our current externally managed structure with Oxford Lane Management as our investment adviser was satisfactory.

The Board’s evaluation process with respect to Oxford Lane Management is an ongoing one. In this regard, in making its determinations, the Board also took into account discussions with management and information provided to the Board at prior meetings throughout the year with respect to the services provided by Oxford Lane Management, including performance reports and prior presentations from Oxford Lane Management. The information received and considered by the Board in connection with the meeting at which the Investment Advisory Agreement was re-approved and throughout the year was both written and oral.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, and assisted by independent counsel, concluded that the investment advisory fees payable to Oxford Lane Management pursuant to the Investment Advisory Agreement were not unreasonable in relation to the services to be provided and that the renewal of the Investment Advisory Agreement is in the best interest of the Company and its stockholders. The Board of Directors did not assign relative weights to the above factors, or the other factors considered by it. Individual members of the Board of Directors may have attributed different weights to different factors.

Independent Registered Public Accounting Firm

The Audit Committee and the independent directors of the Board of Directors have selected PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2026.

PricewaterhouseCoopers LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

	Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024
Audit Fees	$1,136,000	$989,000
Audit-Related Fees
Tax Fees	$—	$—
All Other Fees
Total Fees:	$1,136,000	$989,000

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, including reviews of interim financial statements, and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings and services provided in connection with securities offerings.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees.    Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees.    All other fees would include fees for products and services other than the services reported above.

Audit Committee Report

The Audit Committee of the Board of Directors of Oxford Lane Capital Corp. operates under a written charter adopted by the Board of Directors. The Audit Committee is currently composed of Messrs. Ashenfelter, Reardon and Shin.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Audit Firm Selection/Ratification

At least annually, the Audit Committee reviews the Company’s independent registered public accounting firm to decide whether to retain such firm on behalf of the Company. PricewaterhouseCoopers LLP has been the Company’s independent registered public accounting firm since 2010.

When conducting its latest review of PricewaterhouseCoopers LLP, the Audit Committee actively engaged with PricewaterhouseCoopers LLP’s engagement partners and considered, among other factors:

•        the professional qualifications of PricewaterhouseCoopers LLP and that of the lead audit partner and other key engagement members relative to the current and ongoing needs of the Company;

•        PricewaterhouseCoopers LLP’s historical and recent performance on the Company’s audits, including the extent and quality of PricewaterhouseCoopers LLP’s communications with the Audit Committee related thereto;

•        senior management’s assessment of PricewaterhouseCoopers LLP’s performance;

•        the appropriateness of PricewaterhouseCoopers LLP’s fees relative to both efficiency and audit quality;

•        PricewaterhouseCoopers LLP’s independence policies and processes for maintaining its independence;

•        PCAOB audit quality inspection reports on PricewaterhouseCoopers LLP;

•        PricewaterhouseCoopers LLP’s tenure as the Company’s independent registered public accounting firm and its related depth of understanding of the Company’s businesses, operations and systems and the Company’s accounting policies and practices;

•        PricewaterhouseCoopers LLP’s professional integrity and objectivity; and

•        the relative benefits, challenges, overall advisability and potential impact of selecting a different independent registered public accounting firm.

As a result of this evaluation, the Audit Committee approved the appointment of PricewaterhouseCoopers LLP for the fiscal year ending March 31, 2026.

Audit Engagement Partner Selection

Under SEC rules and PricewaterhouseCoopers LLP’s practice, the lead engagement audit partner is required to change every five years, and a new lead audit partner has been appointed beginning with the fiscal year ending March 31, 2021. The Audit Committee interviewed the lead audit partner and considered her professional qualifications in light of the Company’s needs. The Audit Committee has approved the lead audit partner.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

During the year ended March 31, 2025, the Audit Committee pre-approved 100% of non-audit services in accordance with the pre-approval policy described above.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, matters required to be discussed by standards promulgated by the American Institute of Certified Public Accountants and the PCAOB. The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board (United States) and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee met with members of senior management and the independent registered public accounting firm to review the certifications provided by the Chief Executive Officer and Chief Financial Officer under Sarbanes-Oxley, the rules and regulations of the SEC and the overall certification process. At this meeting, company officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form N-CSR for the fiscal year ended March 31, 2025 for filing with the SEC. The Audit Committee has also recommended the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the year ending March 31, 2026.

Respectfully Submitted,

The Audit Committee

David S. Shin

Mark J. Ashenfelter

John Reardon

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER MATTERS

Stockholder Proposals

Any stockholder proposals submitted pursuant to the SEC’s Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for the 2026 annual meeting of stockholders must be received by the Company on or before May 7, 2026. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the Company’s proxy statement and form of proxy. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the 2026 annual meeting of stockholders. Any such proposal should be mailed to: Oxford Lane Capital Corp., c/o Bruce L. Rubin, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Stockholder proposals or director nominations for the Company to be presented at the 2026 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 120 days nor more than 150 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting of stockholders. For the 2026 annual meeting of stockholders, the Company must receive such proposals and nominations between April 7, 2026 and May 7, 2026. If the date of the mailing of the notice for the 2026 annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of mailing of the notice for the 2026 annual meeting and not later than the close of business on the later of the 120th day prior to the date of mailing of the notice for the 2026 annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made. Proposals must also comply with the other requirements contained in the Company’s bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Other Business

The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

Delivery of Proxy Materials

Please note that only one copy of the Proxy Statement, the Annual Report for the year ended March 31, 2025 or Notice of Annual Meeting might be delivered to two or more stockholders of record of OXLC who share an address, unless we have received contrary instructions from one or more of such stockholders. We will deliver promptly, upon request, a separate copy of any of these documents to stockholders of record of OXLC at a shared address to which a single copy of such document(s) was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by calling us at (203) 983-5275 or by writing to Oxford Lane Capital Corp., c/o Bruce L. Rubin, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Available Information

We are required to file with or submit to the SEC annual and semi-annual reports on Form N-CSR, monthly portfolio investments reports on Form N-PORT for the third month for each of our fiscal quarters, proxy statements, and other information meeting the informational requirements of the Exchange Act and the 1940 Act. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. This information is also available free of charge by contacting us at Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275. Copies of our annual and semi-annual reports on Form N-CSR, our monthly portfolio investments reports on Form N-PORT for the third month for each of our fiscal quarters, and our proxy statements and prospectuses, are also available on our website at http://www.oxfordlanecapital.com.

You are cordially invited to attend the Annual Meeting of stockholders in person. Whether or not you plan to attend the Annual Meeting, you are requested to vote in accordance with the voting instructions in the Notice of Internet Availability of Proxy Materials, or by requesting hard copy proxy materials from us and returning a proxy card so that you may be represented at the Annual Meeting.

By Order of the Board of Directors,
Bruce L. Rubin
Corporate Secretary

Greenwich, Connecticut
September 4, 2025

PRIVACY NOTICE

Your privacy is very important to us. This Privacy Notice sets forth Oxford Lane Capital Corp.’s (‘’our,” “we,” or “Oxford Lane”) policies with respect to personal information we collect and process (“Notice”). This Notice applies to investors, prospective investors, and former investors in Oxford Lane, as well as to visitors of our website and applicants for employment with us.

1.      Data Controller

To the extent the GDPR applies, and for other data privacy laws with a data controller requirement, Oxford Lane is the data controller that directs the purposes for which personal information is processed.

Oxford Lane is located at: 8 Sound Shore Drive — Suite 255, Greenwich, CT 06830

We will use personal information about you only for the purposes and in the manner set forth below, which describes the steps we take to ensure the processing of personal information is in compliance with applicable data protection law, including California’s Consumer Privacy Act (“CCPA”) and the European Union’s General Data Protection Regulation (“GDPR”).

2.      Information we collect

We collect personal information from a number of sources, including:

when you or your representative provide, or provided, it to us in correspondence (including when you open an investment) and conversations	publicly available and accessible directories and sources
when recruitment agencies provide us with information for prospective employees	governmental and competent regulatory authorities to whom we have regulatory obligations
when you have made or make transactions or provide transaction documentation	fraud prevention and detection agencies and organizations
through the use of cookies and similar technologies

The types of personal information we collect and share depend on the product or service you have with us. The personal information we collect, the basis of processing and the purposes of processing are detailed below. For EU/UK data subjects, we have a lawful basis under the GDPR for each of our processing activities, as set out below:

What we collect	Why do we collect it	Lawful Basis

Personal details such as name, address, postal and email address, phone number, Social Security Number or other Tax ID Number, driver’s license number, employment information, and financial information

To open and administer your investment

As is necessary to enter into or perform our contractual obligations to you (for example, to administer,

manage and set up your investment, or to facilitate the transfer of funds, and administering and facilitating any other transaction).

It is also necessary to comply with our legal and regulatory obligations, for example, to verify the identity and address of our investors, maintain statutory registers, comply with the U.S. Office of Foreign Assets Control list and other governmental sanction lists, to prevent and detect fraud, to maintain the integrity and security of our systems, to carry out audit checks and conduct surveillance and investigations, comply with lawful requests.

What we collect	Why do we collect it	Lawful Basis

It is also in our legitimate interest to manage our risk and monitor, improve our relationship with you, and keep you up to date on our latest offerings and investment opportunities, which are not outweighed by the privacy impacts on you.

If you are an applicant for employment, we use this information to set up and administer your application. It is necessary to take steps at your request prior to entering into a contract (e.g. to respond to your queries and to provide you with further information; or where you have submitted an application to become our customer and to verify your creditworthiness.

Name, email address, postal address	To provide you with, and inform you about, our investment products and services and keep you updated.	It is in our legitimate interest to keep you up to date on our latest offerings and investment opportunities.

For California Residents

The personal information about you that we collect includes information within the below categories of data. These categories also represent the categories of personal information that we have collected over the past 12 months. We collect this information as per section 2 above, and we share this information as per section 3 below.

Note that the categories listed below are defined by California state law. Inclusion of a category in the list below indicates only that, depending on the services and products we provide you, we may collect some information within that category. It does not necessarily mean that we collect all information listed in a particular category for all of our customers.

Categories of data collected	Purpose of collection

Identifiers such as a real name, alias, postal address, unique personal identifier, online identifier, internet protocol address, email address, account name, social security number, driver’s license number, passport number, or other similar identifiers

As is necessary to perform our obligations to you to administer, manage and set up your investment and to facilitate the transfer of funds, and administering and facilitating any other transactions.

As is necessary for compliance with an applicable legal or regulatory obligation which we are subject to verify the identity and addresses of our investors (and, if applicable their beneficial owners) comply with requests from regulatory, governmental, tax and law enforcement authorities maintain statutory registers prevent and detect fraud comply with the U.S Office of Foreign Assets Control list and other governmental sanctions lists carry out audit checks and conduct surveillance and investigations.

Categories of data collected	Purpose of collection

As is necessary to address or investigate any complaints, claims, proceedings or disputes; to provide you with, and inform you about, our investment products and services monitor and improve our relationships with investors;; send direct marketing communications to you; manage our risk and operations; comply with our audit requirements assist with internal compliance with our policies and process ensure appropriate group management and governance; to maintain the integrity and security of our systems; enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership’s or our rights or obligations to evaluate proposed transactions analyze and manage commercial risks; monitor communications to/from us using our systems facilitate business asset transactions involving the Company or related investment vehicles.

If you are an applicant for employment, we use this information to set up and administer your application.

Information that identifies, relates to, describes, or is capable of being associated with, a particular individual, including, but not limited to, your name, signature, social security number, physical characteristics or description, address, telephone number, passport number, driver’s license or state identification card number, insurance policy number, education, employment, employment history, bank account number, credit card number, debit card number, wire transfer information, or any other financial information, such as the amount invested and details of the investment made, medical information, or health insurance information.

As is necessary to perform our obligations to you to administer, manage and set up your investment and to facilitate the transfer of funds, and administering and facilitating any other transactions.

As is necessary for compliance with an applicable legal or regulatory obligation which we are subject to verify the identity and addresses of our investors (and, if applicable their beneficial owners) comply with requests from regulatory, governmental, tax and law enforcement authorities maintain statutory registers prevent and detect fraud comply with the U.S Office of Foreign Assets Control list and other governmental sanctions lists carry out audit checks and conduct surveillance and investigations.

Commercial information, including records of your transactions with us and banking information

As is necessary to perform our obligations to you to administer, manage and set up your investment and to facilitate the transfer of funds, and administering and facilitating any other transactions.

As is necessary for compliance with an applicable legal or regulatory obligation which we are subject to verify the identity and addresses of our investors (and, if applicable their beneficial owners) comply with requests from regulatory, governmental, tax and law enforcement authorities maintain statutory registers prevent and detect fraud comply with the U.S Office of Foreign Assets Control list and other governmental sanctions lists carry out audit checks and conduct surveillance and investigations.

Professional or employment-related information

As is necessary to perform our obligations to you to administer, manage and set up your investment.

If you are an applicant for employment, we use this information to set up and administer your application.

Categories of data collected	Purpose of collection

Characteristics of classes protected under federal or California law, including: familial status, disability, sex, national origin, religion, color, race, sexual orientation, gender identity and gender expression, marital status, veteran status, medical condition, ancestry, source of income, age, or genetic information.

If you are an applicant for employment, we use this information to set up and administer your application, including to provide any reasonable accommodations you may require.

Internet or other electronic network activity information, including, but not limited to, browsing history, search history, and information regarding a consumer’s interaction with an Internet Web site, application, or advertisement.

To optimize performance of our websites, provide products and services to our customers, and to audit our interactions with our investors and applicants for employment. It is also processed to detect security incidents, protect against malicious, deceptive, fraudulent or illegal activity, and for data analytics. It is also necessary to ensure compliance with our policies and procedures.

3.      Sharing your personal information

We may share your personal information with our adviser, Oxford Lane Management, and to certain service providers such as our accountants, administrator, attorneys, auditors, transfer agents and brokers, in each case for our everyday business purposes, such as to facilitate the acceptance and management of your investment or account and our relationship with you, or as otherwise permitted by applicable law. We will take reasonably necessary steps to ensure that where personal information is shared, it is treated securely and in accordance with this Privacy Notice and applicable laws. We require our service providers to provide written assurances regarding the security and privacy protections they have in place to protect any personal information transferred or disclosed to them, as well as their compliance with our security requirements and any applicable laws and regulations.

We may also disclose the information we collect:

•        If you request or authorize disclosure of the information, in each case in accordance with the agreements governing your investment;

•        As required by law — for example, to cooperate with any government regulators, self-regulatory organization or law enforcement authorities;

•        As otherwise permitted by law — for example, (i) to service providers who maintain, process or service our funds; (ii) in connection with the making, management or disposition of any fund investment; (iii) as otherwise necessary to effect, administer or enforce investment or fund transactions; or (iv) in connection with a sale or other transfer of our public entities. We may also share information with attorneys, accountants, other service providers and with persons otherwise acting in a representative or fiduciary capacity on behalf of investors or the funds;

•        We may share information with service providers that perform marketing services on our behalf.

We do not, and will not, sell personal information to third parties, as that term is defined by California law, nor have we done so in the past 12 months. In addition, we do not share personal information with third parties for their direct marketing purposes.

4.      Retention of your personal information

As a general principle, we do not retain your personal information for longer than we need it. We keep your personal information only for as long as it is required to provide our services, perform our contractual obligations, or to meet our statutory or regulatory requirements. We typically delete personal information about you 6 years after you are no longer our client.

5.      Your rights regarding your personal information

Depending on where you live, your current jurisdiction and applicable data protection laws, and subject to any relevant restrictions/exemption, you may be entitled to certain rights with regards to our processing of your personal information. (Please note: depending on the country you live in and the applicable data protection laws, you may only have access to some of the rights listed below).

Your rights under the California Consumer Privacy Act (“CCPA”)

To the extent we have collected information about you that is not governed by the GLBA or FCRA, you may have the rights described below with respect to personal information about you, residents of California may have certain data protection rights under CCPA relating to certain personal information, including:

Right of access — You may be entitled to request that we disclose the categories and specific pieces of personal information that we have collected about you, the categories of sources from which the information was collected, the purposes of collecting the information, the categories of third parties we have shared the information with, and the categories of personal information that have been shared with third parties for a business purpose.

Right to “opt-out” of a sale of personal information — if our business practices change and we sell personal information you will be provided with notice and be given the opportunity to opt out of the sale of your personal information.

Right of data portability — In some instances, you may have the right to receive the information about you in a portable and readily usable format. Before providing this information, we must be able to verify your identity akin to the request.

Right to have personal information erased — Subject to certain conditions, you may be entitled to request that we delete personal information that we hold. We will not delete personal information about you when the information is required to fulfill a legal obligation, is necessary to exercise or defend legal claims, or where we are required or permitted to retain the information by law. For example, we cannot delete information about you while continuing manage your account or investment. Data solely retained for data backup purposes is principally excluded.

You may also appoint an authorized agent to make a request on your behalf.

If you chose to exercise any of these rights, to the extent that they apply, U.S. state law prohibits us from discriminating against you on the basis of choosing to exercise the privacy rights.

We may, however, charge a different rate or provide a different level of service to the extent permitted by law.

Your GDPR rights

To the extent the GDPR applies, data subjects of the EU/UK may have certain rights, including:

the right to access your personal data	the right to restrict the use of your personal data
the right to have incomplete or inaccurate data corrected	the right to ask us to stop processing your personal data
the right to require us to delete your personal data in some limited circumstances	the right to object to processing of your personal data where that processing is carried out for our legitimate interest or for direct marketing
the right in some circumstances to request for us to “port” your personal data in a portable, re-usable format to other organizations (where this is possible)	the right to lodge a complaint about the processing of your personal data with your local data protection authority the right to request information, with respect to our practices within the 12 months prior to your request, regarding the specific personal data we have collected from you, the sources from which we obtained it, the purposes for which we collected, used and shared the personal data, and the categories of third parties with whom we have shared it

You may exercise your right to make these requests/objections by contacting us at 1-203-983-5275 or sending us an email at privacy@oxfordfunds.com at any time if you wish to do so.

For a listing of EU Privacy Regulators, please click here: https://edpb.europa.eu/about- edpb/board/members_en

6.      Submitting Requests

To exercise your rights to request information or the deletion of your personal information, please contact us at 1-203-983-5275, or send us an email at privacy@oxfordfunds.com at any time if you wish to do so.

Before providing information requests in accordance with your rights, we must be able to verify your identity. In order to verify identity, you will need to submit information about yourself, including, to the extent applicable, account information, name, government identification number, date of birth, contact information, or other personal information. We will match this information against information we have previously collected about you to verify your identity and request.

Please note that under California law, we are only obligated to respond to personal information requests from the same consumer up to two times in a 12-month period. Under both EU and California law, if an individual makes unfounded, repetitive, or excessive requests (as determined in our reasonable discretion) to access Personal Data, we may charge a fee subject to a maximum set by law.

If you would like to appoint an authorized agent to make a request on your behalf, you must provide the agent with written, signed permission to submit privacy right requests on your behalf, or provide a letter from your attorney. The agent or attorney must provide this authorization at the time of request. We may require you to verify your identity with us directly before we provide any requested information to your approved agent.

Information collected for purposes of verifying your request will only be used for verification.

If you chose to exercise any of these rights, to the extent that they apply, U.S. state law prohibits us from discriminating against you on the basis of choosing to exercise your privacy rights. We may, however, charge a different rate or provide a different level of service to the extent permitted by law.

We are, of course, happy to provide any further information or explanation needed.

7.      Cookies

A cookie is a small piece of data that a website asks your browser to store on your computer or mobile device. The cookie allows the website to “remember” your actions or preferences over time. Cookies are widely used in order to make websites work, or to work more efficiently, as well as to provide reporting information. Some cookies are strictly necessary for the functioning of our website.

Why do we use cookies?

We use cookies to learn how you interact with our content and to improve your experience when visiting our website. For example, some cookies remember your preferences and where you left off so that you do not have to repeatedly make these choices when you visit one of our websites.

What types of cookies do we use?

Third-party cookies belong to and are managed by other parties, such as Google Analytics. These cookies may be required to render certain forms, such as email list sign-up. Session cookies are temporary cookies that are used to remember you during the course of your visit to the website, and they expire when you close the web browser. Persistent cookies are used to remember your preferences within the website and remain on your desktop or mobile device even after you close your browser or restart your computer. We use these cookies to analyze user behavior to establish visit patterns so that we can improve our website functionality for you and others who visit our website.

How do I reject and delete cookies?

You can choose to reject or block all or specific types of cookies for FIA by changing your browser settings. Please note that most browsers automatically accept cookies. Therefore, if you do not wish cookies to be used, you may need to actively delete or block the cookies. If you reject the use of cookies, you will still be able to visit our websites but some of the functions may not work correctly. You may also visit www.allaboutcookies.org for details on how to delete or reject cookies and for further information on cookies generally. By using our website without deleting or rejecting some or all cookies, you agree that we can place those cookies that you have not deleted or rejected on your device.

See also:

https://tools.google.com/dlpage/gaoptout

https://support.google.com/ads/answer/2662922?hl=en

8.      Safeguards and Compliance

We implement and maintain security appropriate to the nature of the personal information that we collect, use, retain, transfer or otherwise process, and will take reasonable steps to protect your personal information against loss or theft, as well as from unauthorized access, disclosure, copying, use or modification, regardless of the format in which it is held. While we are committed to developing, implementing, maintaining, monitoring and updating a reasonable information security program.

Unfortunately, no data transmission over the Internet or any wireless network can be guaranteed to be 100% secure. Data security incidents and breaches can occur due to vulnerabilities, criminal exploits or other factors that cannot reasonably be prevented. Accordingly, while our reasonable security program is designed to manage data security risks and thus help prevent data security incidents and breaches, it cannot be assumed that the occurrence of any given incident or breach results from our failure to implement and maintain reasonable security.

9.      Do Not Track Signals

Various third parties are developing or have developed signals or other mechanisms for the expression of consumer choice regarding the collection of information about an individual consumer’s online activities over time and across third-party website or online services (e.g., browser do not track signals). Currently, we do not monitor or take any action with respect to these signals or other mechanisms.

10.    Children

We do not offer financial services and products to minors and do not knowingly collect personal information from children under the age of 16. We will delete any personal information we determine to have been collected from a child or user under the applicable age of consent. If you are a parent or guardian of a child under the relevant digital age of consent and believe he or she has disclosed personal information to us, please contact us at 1-203-983-5275 or send us an email at privacy@oxfordfunds.com.

11.    Changes to this Notice

We reserve the right to modify this Notice at any time and without prior notice. Updated privacy policies will be made available through our websites. We will comply with applicable data privacy laws when making changes to our privacy practices. The date at the top of this privacy policy indicates the date when the policy was last updated and the updates went into effect.

12.    Questions

If you have any questions regarding this policy or the treatment of your non-public personal information, please contact us at 203-983-5275 or send us an email at privacy@oxfordfunds.com.

OXFORD LANE CAPITAL CORP. PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Stockholder Meeting 8 Sound Shore Drive, Suite 255 Second Floor Conference Room, Greenwich, CT 06830 on October 24, 2025 Please detach at perforation before mailing. COMMON STOCK OXFORD LANE CAPITAL CORP. PROXY FOR THE SHARES OF COMMON STOCK FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 24, 2025 This proxy is solicited on behalf of the Board of Directors of Oxford Lane Capital Corp. (the “Company”). The undersigned hereby constitutes and appoints Saul B. Rosenthal and Jonathan H. Cohen, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of Common Stock of the Company held of record by the undersigned on August 27, 2025, at the Annual Meeting of Stockholders to be held on October 24, 2025, at 8:30 a.m., Eastern Time, in the second floor conference room of the Company’s corporate headquarters, located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof. If no direction is made on the proxy card, the shares covered by the proxy card will be voted FOR the election of the director nominee. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 OXF_34710_082925 PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Xxxxxxxxxxxxxx code

YOUR VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on October 24, 2025. The Proxy Statement, the Notice of 2025 Annual Meeting of Stockholders, the Annual Report on Form N-CSR of the Company for the fiscal year ended March 31, 2025 and the Form of Proxy Card are available at: https://www.proxy-direct.com/oxf-34710 We reserve the right to reconsider the date, time, and/or means of convening the Annual Meeting, including holding the Annual Meeting by means of remote communications. If we take this step, we will announce the decision to do so in advance, and details on how to participate in the Annual Meeting will be issued by press release and filed with the Securities and Exchange Commission as additional proxy material. We urge you to retain your control or proxy voting number after you vote in case changes are made to the Annual Meeting format and such information is again required. Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE COMPANY’S BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE COMPANY’S DIRECTOR NOMINEE LISTED. 1a. To vote on the election of one director of the Company to be elected by the holders of the Company’s outstanding common stock, par value $0.01 per share, and outstanding preferred stock, par value $0.01 per share (“Preferred Stock”), voting together as a single class, with such director to serve for a term of three years, or until his successor is duly elected and qualified. 01. Jonathan H. Cohen FOR WITHHOLD 2. To transact such other business as may properly come before the Annual Meeting. Authorized Signatures – This section must be completed for your vote to be counted. – Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each stockholder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) – Please print date below Signature 1 – Please keep signature within the box Signature 2 – Please keep signature within the box xxxxxxxxxxxxxx Scanner bar code OXF1 34710 xxxxxxxx

OXFORD LANE CAPITAL CORP. PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Stockholder Meeting 8 Sound Shore Drive, Suite 255 Second Floor Conference Room, Greenwich, CT 06830 on October 24, 2025 Please detach at perforation before mailing. PREFERRED STOCK OXFORD LANE CAPITAL CORP. PROXY FOR THE SHARES OF PREFERRED STOCK FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 24, 2025 This proxy is solicited on behalf of the Board of Directors of Oxford Lane Capital Corp. (the “Company”). The undersigned hereby constitutes and appoints Saul B. Rosenthal and Jonathan H. Cohen, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of Preferred Stock of the Company held of record by the undersigned on August 27, 2025, at the Annual Meeting of Stockholders to be held on October 24, 2025, at 8:30 a.m., Eastern Time, in the second floor conference room of the Company’s corporate headquarters, located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof. If no direction is made on the proxy card, the shares covered by the proxy card will be voted FOR the election of the director nominees. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 OXF_34710_082925_Pref PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Code

YOUR VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on October 24, 2025. The Proxy Statement, the Notice of 2025 Annual Meeting of Stockholders, the Annual Report on Form N-CSR of the Company for the fiscal year ended March 31, 2025 and the Form of Proxy Card are available at: https://www.proxy-direct.com/oxf-34710 We reserve the right to reconsider the date, time, and/or means of convening the Annual Meeting, including holding the Annual Meeting by means of remote communications. If we take this step, we will announce the decision to do so in advance, and details on how to participate in the Annual Meeting will be issued by press release and filed with the Securities and Exchange Commission as additional proxy material. We urge you to retain your control or proxy voting number after you vote in case changes are made to the Annual Meeting format and such information is again required. Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: Proposals THE COMPANY’S BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE COMPANY’S DIRECTOR NOMINEES LISTED. 1a. To vote on the election of one director of the Company to be elected by the holders of the Company’s outstanding common stock, par value $0.01 per share, and outstanding preferred stock, par value $0.01 per share (“Preferred Stock”), voting together as a single class, with such director to serve for a term of three years, or until his successor is duly elected and qualified. 01. Jonathan H. Cohen FOR WITHHOLD 1b. To vote on the election of one director of the Company to be elected by the holders of the Company’s outstanding Preferred Stock, voting as a single class, with such director to serve for a term of three years, or until his successor is duly elected and qualified. 01. Mark J. Ashenfelter FOR WITHHOLD 2. To transact such other business as may properly come before the Annual Meeting. Authorized Signatures – This section must be completed for your vote to be counted. – Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each stockholder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) – Please print date below Signature 1 – Please keep signature within the box Signature 2 – Please keep signature within the box Scanner bar code OXF2 34710